Operating Review July 31, 2008 Exhibit 99.2

Safe Harbor Statement
This presentation contains forward-looking statements, which may contain words such as “intends,” “believes,” “anticipates,” and “expects.” These forward-looking statements involve risks and uncertainties that may cause our actual results to be materially different from those expressed or implied by these statements.  A more detailed description of certain factors that could affect actual results include, but are not limited to, those discussed in the
Nautilus, Inc. annual report on Form 10-K for the fiscal year ended December
31, 2007. This presentation utilizes management allocations to present channel segment results. These allocations are based on management estimates and are subject to revision. We do not undertake any duty to update forward-looking statements after the date they are made or to conform them to actual results or to changes in circumstances or expectations.
Bowflex, Nautilus, Nautilus One, Schwinn Fitness, StairMaster and Universal
are registered trademarks of Nautilus, Inc.

Turnaround objectives
• Strengthen balance sheet and liquidity
– Reduce risk
– Support growth strategy
– Permit future distributions to shareholders
• Improve profitability at current sales levels
– Lower breakeven level
– Reduce earnings volatility
– Eliminate losses in commercial business
– Maintain investment in advertising
• Develop strategy for profitable growth
– New product development
– Resolve retail / direct channel conflict
– Expand share in cardio market
– Capitalize on retail brand portfolio
• Increase financial transparency

Balance sheet and liquidity
• Sale of apparel business in April
– $58.4 million net cash received
– Up to $4.3 million to be received from escrow in October 2009
• Terminated $69 million agreement to acquire Land America
– $8 million payment in Q2 settles all claims
– Good supplier relationship restored
• Maintaining liquidity
– Operating cost reductions
– Inventory reductions
– Further outsourcing reduces required capital expenditures
• Current position
– Net cash of $4 million at June 30 versus net debt of $71 million at December 31, 2007
– Unutilized borrowing availability of approximately $35 million at June 30
• Improved balance sheet position permits share repurchases
– $10 million approved
– $5.1 million repurchased through July 29

Improve profitability at current sales level
• Historical profitability declined despite sales increases
(1)
– Fixed costs growing faster than sales
(1) Excludes apparel division and restructuring and
other items; 2003 and 2004 results adjusted for
FAS 123R
($ millions) 2003 2004 2005 2006 2007
Sales 498.8          523.8          607.2          617.3          501.4
Gross Profit 243.5          238.6          262.6          266.3          196.3
Gross Margin 48.8% 45.6% 43.2% 43.1% 39.2%
Advertising 83.0            76.0            76.0            85.0            78.0
as % of sales 16.6% 14.5% 12.5% 13.8% 15.6%
Other SG&A 111.8          120.8          156.7          146.6          154.9
as % of sales 22.4% 23.1% 25.8% 23.7% 30.9%
Operating Profit 48.7            41.8            29.9            34.7            (36.6)
Operating Margin 9.8% 8.0% 4.9% 5.6% -7.3%

Improve profitability at current sales level
• Expense growth affected all channels negatively
(1) Allocations based on management estimates and
are subject to revision
(2) Corporate as a percent of Total Sales
Note: Excludes apparel division and restructuring and
other items; 2003 adjusted for FAS 123R
2003 2007
($ millions) Direct Retail Comm. Corporate Total Direct Retail Comm. Corporate Total
Sales 246.9 165.4 86.5 - 498.8 249.1 114.7 134.5 3.1 501.4
Cost of Goods Sold
(1)
79.8 116.7 58.8 - 255.3 98.5 96.1 109.8 0.7 305.1
Gross Profit 167.1 48.7 27.7 - 243.5 150.6 18.6 24.7 2.4 196.3
Gross Margin 67.7% 29.4% 32.0% 48.8% 60.5% 16.2% 18.4% 39.2%
Advertising
(1)
79.6 3.4 - - 83.0 75.9 2.1 - - 78.0
Other SG&A
(1)
54.7 21.9 16.5 18.7 111.8 67.7 18.0 37.1 32.1 154.9
Operating Profit 32.8 23.4 11.2 (18.7) 48.7 7.0 (1.5) (12.4) (29.7) (36.6)
Operating Margin
(2)
13.3% 14.1% 12.9% -3.7%
9.8%
2.8% -1.3% -9.2% -5.9%
-7.3%
Net Income 31.3 (25.0)
EBITDA 63.7 (22.9)
-
-

Planned cost reductions
(1) Excludes apparel division and restructuring and
other items
(2) Incremental savings
(3) Assumes constant sales volume and mix
Cost Reductions
2007 2007 Percent
($ millions) Actual
(1)
Annualized
(2)
2008 Total Reduction
Cost of Goods Sold
(3)
305.1 (2.4) (16.3) (18.7) -6.1%
Advertising 78.0 - (2.0) (2.0) -2.6%
Selling & Marketing 97.4 (2.5) (21.3) (23.8) -24.4%
General & Administrative 47.3 (2.2) (9.4) (11.6) -24.6%
Research & Development 10.2 (1.0) (1.1) (2.1) -20.3%
Subtotal Other SG&A 154.9 (5.7) (31.8) (37.5) -24.2%
Total Costs 538.0 (8.1) (50.1) (58.2) -10.8%

Planned cost reductions
• Pro forma 2007 reduction by channel
• On a pro forma 2007 basis, each channel would have been profitable
($ millions) Direct Retail Commercial Corporate Total
Cost of Goods Sold
(1)
4.4                  5.1                  9.2                  -                    18.7
Advertising 2.0                  -                    -                    -                    2.0
Other SG&A 12.1               3.5                  9.2                  12.7               37.5
Total 18.5               8.6                  18.4               12.7               58.2
(1) Assumes constant sales volume and mix

Improve profitability at current sales level
• Initial phase of cost reductions benefit H1 2008
(1) Allocations based on management estimates and
are subject to revision
(2) Corporate as a percent of Total Sales
Note: Excludes apparel division and restructuring and
other items
H1 2007 H1 2008
($ millions) Direct Retail Comm. Corporate Total Direct Retail Comm. Corporate Total
Sales 128.3 46.9 62.9 1.3 239.4 110.9 51.8 60.4 2.0 225.1
Cost of Goods Sold
(1)
48.3 39.6 50.5 0.3 138.7 43.9 40.8 48.9 (0.2) 133.4
Gross Profit 80.0 7.3 12.4 1.0 100.7 67.0 11.0 11.5 2.2 91.7
Gross Margin 62.4% 15.6% 19.7%
42.1%
60.4% 21.2% 19.0%
40.7%
Advertising
(1)
38.6 0.9 - - 39.5 35.1 0.6 - - 35.7
Other SG&A
(1)
35.2 8.6 17.4 16.8 78.0 26.3 6.9 15.5 12.5 61.2
Operating Profit 6.2 (2.2) (5.0) (15.8) (16.8) 5.6 3.5 (4.0) (10.3) (5.2)
Operating Margin
(2)
4.8% -4.7% -7.9% -6.6%
-7.0%
5.0% 6.8% -6.6% -4.6%
-2.3%
Net Income (11.2) (4.2)
EBITDA (9.8) 1.7
- -

Planned cost reductions
• Cost of goods sold
– Facilities consolidation
– Consolidation of distribution centers
– Component costs
• SG&A
– Reduce management duplication
– Efficiencies in marketing, finance, IT and International
– Purchased services
• Additional opportunities
– Product redesign to improve manufacturability and reduce warranty expense
– Improved component purchasing
– Continuing SG&A cost control
– Improved advertising effectiveness
• Continuing profitability issues
– Effect of economy on revenues
– Purchased product cost increases
– Freight (principally outbound)

Implementation of cost reductions
• Expected timing of cost reductions and restructuring expenses
(1) Assumes constant sales volume and mix
Note: Includes results of 2007 reductions
Cumulative Quarterly Run Rate
2008 2009 Annualized
($ millions) Q1 Q2 Q3 Q4 Q1 Run Rate
Savings
Cost of Goods Sold
(1)
(0.9) (1.0) (1.2) (1.6) (4.7) (18.7)
SG&A (5.7) (6.7) (7.3) (8.4) (9.9) (39.5)
Total (6.6) (7.7) (8.5) (10.0) (14.6) (58.2)
2008 2009
($ millions) Q1 Q2 Q3 Q4 Q1 Total
Restructuring & Other Items
Asset Write-Downs - 1.4 0.7 3.5 - 5.6
Severance 1.8 1.5 0.4 0.6 0.4 4.7
Land America Settlement 8.0 - - - - 8.0
Other - 3.7 - 0.4 0.2 4.3
Total 9.8 6.6 1.1 4.5 0.6 22.6

Implementation of cost reductions
• Estimated composition of restructuring costs
2008 2009
($ millions) Q1 Q2 Q3 Q4 Q1 Total
Cash 9.8                  2.4                  0.4                  1.6                  0.6                  14.8
Non-Cash -                    4.2                  0.7                  2.9                  -                    7.8
Total 9.8                  6.6                  1.1                  4.5                  0.6                  22.6

Strategic focus
• Restore sales growth at acceptable margins
• Increase overall share in cardio market
– 2007 U.S. fitness market
(1)
Cardio 72%
Strength 28%
– Nautilus percentage of cardio
Retail 60%
Direct 25%
Commercial 63%
• Increase penetration of mid-priced commercial strength market
– Nautilus One leads at high end
– Mid-market is 66% larger
• Address Retail vs. Direct channel conflicts in consumer fitness products
– Lowered margins
– Reduced advertising efficiency
(1) Source: Sporting Goods Manufacturers
Association (SGMA)

Average Selling Price ($)
Total Direct Sales ($ millions)

Strategic focus
• Capitalize on brand portfolio in Retail channel
– Bowflex
– Nautilus
– Schwinn Fitness
– StairMaster
– Universal
• Redesign Direct products to maintain gross profit margin at optimal price points
1,300
1,400
1,500
1,600
1,700
1,800
1,900
2,000
2,100
2003 2004 2005 2006 2007

Average Selling Price Total Direct Channel Sales
Optimal ASP Zone

Strategic focus
• Most growth initiatives involve investment in new product development
– Innovation
– Design for manufacturability
– Reposition price points
– Consumer product differentiation
• Expect to announce results of strategic review in Q1 2009

Summary
• Balance sheet and liquidity now satisfactory
• Current cost reduction program completed by Q1 2009
– Near-term improvement in earnings
– Offsets weak economic environment
– Continued focus on cost control
• Investment in key growth drivers of new product development and advertising continue at current levels
• Opportunity to use enhanced cash flow for growth or shareholder distributions
• Strategic Review in Q1 2009
– New and repositioned direct products
– New cost-reduced commercial products
– Retail brand optimization
– Expansion in cardio market
– Focus on profitable growth